Exhibit 99.2

INAP™

COLO | CLOUD | NETWORK

4th Quarter 2017 Earnings Report

Peter D. Aquino
President & Chief Executive Officer

Robert M. Dennerlein
Chief Financial Officer

March 8, 2018

© 2017 Internap Corporation (INAP)

 FORWARD-LOOKING STATEMENTS  This presentation contains forward-looking statements. These forward-looking statements include statements related to sales, improved profitability, margin expansion, operations improvement, cost reductions, participation in strategic transactions, our strategy to align into pure-play businesses and our expectations for full year 2017 and 2018 revenue, Adjusted EBITDA and capital expenditures. Our ability to achieve these forward-looking statements is based on certain assumptions, including our ability to execute on our business strategy, leveraging of multiple routes to market, expanded brand awareness for high-performance Internet infrastructure services and customer churn levels. These assumptions may prove inaccurate in the future. Because such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, there are important factors that could cause INAP’s actual results to differ materially from those expressed or implied in the forward-looking statements, due to a variety of important factors. Such important factors include, without limitation: our ability to execute on our business strategy into a pure-play business and drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and improving operations; our ability to correctly forecast capital needs, demand planning and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of the company’s data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; ability to identify any suitable strategic transactions; INAP's ability to realize anticipated revenue, growth, synergies and cost savings from the acquisition of SingleHop; INAP's ability to successfully integrate SingleHop’s sales, operations, technology, and products generally; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our possibility to raise additional capital when needed, on attractive terms, or at all, our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock.These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on its behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.   © 2017 Internap Corporation (INAP)

 NON-GAAP MEASURES  In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP.As required by SEC rules, we have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures are also available in the attachment to our fourth quarter 2017 earnings press release available on our website at www.ir.inap.com.  © 2017 Internap Corporation (INAP)

SIGNIFICANT ACCOMPLISHMENTS IN 2017

- **Reorganized and Hired a New Leadership Team for the Future** ✓
  - Created business unit P&Ls with industry recognized General Managers
  - Completed the rebuild of the Salesforce by year-end
  - Established a new Pay for Performance culture aligned with Shareholders
- **Raised Equity, Refinanced Debt, and Amended Financial Covenants for Flexibility** ✓
  - By early 2017, leading Shareholders invested $43M in Common Stock
  - The Equity raise was used to reduce debt and Refinance $300M in a 5 year bank deal
  - INAP's new credit facility included future covenant relief for management flexibility
- **Achieved Operational Objectives and Positioned for Growth in a Turnaround Year** ✓
  - Improved margins - approaching Peer Group metrics
  - Returned the Company to sequential Revenue growth by the 4th Quarter at $70M
  - INAP Stock Price increased 156% Y/Y, reflecting progress in INAP's resurgence

The INAP Team is Building a Track Record of Success

INAP
© 2017 Internap Corporation (INAP)
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INAP'S TOP 21 MARKETS



INAP COLO MARKET SQUARE FEET (SF) as of 12/31/17
MARKET
RANK[a]
MEGAWATTS (MW)
Atlanta[b] (9) 17.5
Los Angeles (2) 4.0
Boston (10) 12.5
Dallas[c] (4) 6.0
New York/New Jersey (1) 8.0
Seattle (15) 7.0
Montreal (CAN) (2) 12.0
Santa Clara/San Jose (12) 8.0
Houston (6) 6.5
Chicago[d] (3) 1.0
Phoenix[e] (13) 4.0
Other[f] 7.0
Total MW 93.5
3Q'17
1Q'18
3Q'17
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
Occupied SF
Additional Raised Floor Available SF
Data Center Footprint SF (Raw)
Supporting Infrastructure SF
Other Admin & Customer Disaster Recovery SF
Select Highlights

<u>About INAP</u>: INAP operates in 21 metropolitan markets, primarily in North America, with 56 data centers and 97 POPs around the world. Currently, INAP has over 1 million gross square feet, with over 500K square feet of data center space.

(a) Indicates ranking in the latest top 50 Metropolitan Statistical Areas (MSA) of the United States of America and 2016 Canadian census.
(b) Includes new facility acquired in 2017. Excludes approx. 26k SF used for operations and corporate staff.
(c) 10k sq. ft. of construction in progress with a target completion date of late Q1'18.
(d) Represents SingleHop's managed hosting site at DRT in Chicago. Acquisition closed 2/28/2018.
(e) 4k sq. ft. of construction in progress with target completion date of Q2'18, which has already been sold.
(f) Other major markets include: Miami (7), Northern Virginia (8), Oakland/San Francisco, London, Amsterdam, Frankfurt, Hong Kong, Singapore, Sydney, and Japan.

INAP

© 2017 Internap Corporation (INAP)

5

 CONSOLIDATED EARNINGS SUMMARY   *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP)  4Q’17 Represents Sequential Revenue Growth with Record Adjusted EBITDA

 INAP COLO BUSINESS UNIT RESULTS  *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP)  INAP’s Colocation Revenue Increases Sequentially in 4Q’17  COLOCATION  MANAGED HOSTING  NETWORK  INAP COLO Business Unit Contribution (non-GAAP)* ($mm) and %

 INAP CLOUD BUSINESS UNIT RESULTS  *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP)  INAP’s Cloud Margin Remains Attractive  CLOUD  BARE METAL  $19.1  $17.6  $17.2  INAP CLOUD Business Unit Contribution (non-GAAP)* ($mm) and %

   CASH FLOW AND BALANCE SHEET SUMMARY  *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP)  Net Cash Flows from Operations Improves Quarter Over Quarter

 INAP’S Outlook for 2018  *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP)  INAP meets and/or exceeds Original 2017 Guidance

2018 INITIATIVES

- **Entering 2018 with an improved salesforce at full-strength**
  - Leveraging the new Sales Leadership to improve productivity, gain momentum, and continue to attract new talent to grow the top line
  - Re-Activating Channel Partners to attract larger wholesale deals
  - Integrating ***SingleHop*** advanced capabilities and team into our capability set
- **Creating the new INAP USA and INAP International segments**
  - Establishing a scalable Go-To-Market strategy, leading with Data Center Colocation Services
  - Layering on Value-Added Services: Managed Hosting, AgileCloud, & High Performance IP
- **Continuing to optimize INAP's global portfolio of facilities and businesses**
  - Continuing to evaluate non-core asset sales, real estate exits, and network enhancements
  - Focusing on "opportunistic" bolt-ons and accretive transactions to increase value
- **Participating in Strategic Discussions from a Position of Strength**
  - Industry consolidation is extremely active / favorable market conditions continue
  - INAP's continued progress in operational performance improves deal-making

Positioning INAP for a Year of Profitable Growth

INAP™
© 2017 Internap Corporation (INAP)
11

© 2017 Internap Corporation (INAP)  APPENDIX  Reconciliation of Non-GAAP Financial Measures

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Normalized Net Loss is a non-GAAP measure. Normalized Net Loss is net loss attributable to INAP shareholders plus exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, one time interest expense, and organizational realignment costs.  © 2017 Internap Corporation (INAP)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing, exclusive of depreciation and amortization. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues.($ in thousands)  © 2017 Internap Corporation (INAP)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is GAAP net loss attributable to INAP shareholders plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other expense (income), (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs and organizational realignment costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues.   © 2017 Internap Corporation (INAP)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA less CapEx is a non-GAAP measure. Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, payment of debt lender fees and other working capital changes less capital expenditures.  © 2017 Internap Corporation (INAP)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  © 2017 Internap Corporation (INAP)  Free Cash Flow and Unlevered Free Cash Flow are non-GAAP measures. Free Cash Flow is net cash flows provided by operating activities minus capital expenditures. Unlevered Free Cash Flow is Free Cash Flow plus cash interest expense:  Below is a reconciliation of GAAP net loss to forward looking Adjusted EBITDA for the period indicated: